CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM





We consent to the reference to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of Brandes Investment Trust.




                                                    /s/ TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
September 27, 2005